UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2007

Commission File Number: 333-142128

XTOL ENERGY INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(state or other jurisdiction of incorporation or organization)

Suite 600, 595 Howe Street Vancouver British Columbia Canada V6C 2T5
(Address of principal executive offices)

604-662-3910
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On July 31, 2007 XTOL Energy Inc. (“XTOL”) issued 2,000,000 shares of its common stock to a consultant, as compensation for services provided pursuant to a consulting agreement entered into on July 24, 2007. The shares were issued at $0.50 per share, and were not issued pursuant to a registration statement and therefore carry restrictions from trading. The consultant is not a US resident and therefore this share issuance is exempt from registration under Regulation S of the Securities Act.

The issuance of 2,000,000 shares represents over 5% of XTOL’s issued and outstanding stock as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2007	XTOL Energy Inc.
(Registrant)

	By:	/s/Jordan Shapiro
Chief Financial Officer, Principal Accounting
Officer, Secretary, Treasurer